UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2012

Non-Invasive Monitoring Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-575-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Note with Hsu Gamma Investments, L.P.
On May 30, 2012, Non-Invasive Monitoring Systems, Inc. ("NIMS") entered into a Promissory Note in the principal amount of $50,000.00 with Hsu Gamma Investments, L.P. ("Hsu Gamma"), an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Jane H. Hsiao, (the "Hsu Gamma Note"). The interest rate payable by NIMS on the Hsu Gamma Note is 11% per annum, payable on the maturity date of September 12, 2014 (the "Maturity Date"). The Hsu Gamma Note may be prepaid in advance of the Maturity Date.

The foregoing is only a brief summary of some of the terms of the Hsu Gamma Note and does not purport to be complete. Please refer to the Hsu Gamma Note, which is attached as Exhibit 10.1 for its full terms.

Third Amendment to Note and Security Agreement
On May 30, 2012, NIMS entered into the Third Amendment (the "Third Amendment") to the Note and Security Agreement dated as of March 31, 2010, as amended (the "March 2010 Agreement") with Hsu Gamma, and Frost Gamma Investments Trust (collectively, the "Lenders"). Pursuant to the terms of the March 2010 Agreement, the Lenders had granted NIMS a revolving credit line (the "Revolver") in the aggregate amount of $1,000,000. The Third Amendment extended the maturity date of the Revolver from July 31, 2012 until July 31, 2013 (the "Maturity Date"). As of the date of the Third Amendment, NIMS had drawn down $1,000,000 under the March 2010 Agreement. The Third Amendment did not amend any other terms of the March 2010 Agreement.

The foregoing is only a brief summary of the Third Amendment and does not purport to be complete. Please refer to the Third Amendment, which is attached as Exhibit 10.2 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P. dated May 30, 2012

10.2 Third Amendment dated May 30, 2012 to Note and Security Agreement dated as of March 31, 2010 between the Registrant and Frost Gamma Investments Trust and Hsu Gamma Investments, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

June 5, 2012	By:	James J. Martin

Name: James J. Martin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P. dated May 30, 2012
10.2	Third Amendment dated May 30, 2012 to Note and Security Agreement dated as of March 31, 2010 between the Registrant and Frost Gamma Investments Trust and Hsu Gamma Investments, L.P.